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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2002


                         MINE SAFETY APPLIANCES COMPANY
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             (Exact name of registrant as specified in its charter)



        Pennsylvania                       0-2504                25-0668780
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(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)



           121 Gamma Drive
           RIDC Industrial Park
           O'Hara Township
           Pittsburgh, Pennsylvania                          15238
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     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: 412-967-3000
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Item 7.  Financial Statements and Exhibits

              All exhibits are furnished pursuant to Item 9.

Exhibit Number

        99.1     Press Release

Item 9. Regulation FD Disclosure

On September 10, 2002, the Company issued the press release attached as Exhibit 99.1



                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             MINE SAFETY APPLIANCES COMPANY



Date: September 10, 2002             By   S/Dennis L. Zeitler
                                     Dennis L. Zeitler
                                     Chief Financial Officer
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                                  EXHIBIT INDEX

  Number      Description                                 Method of Filing
----------   -------------                                ---------------------

   99.1      Press Release dated September 10, 2002        Furnished herewith